UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-9849

Seligman New Technologies Fund II, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 12/31/05

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

Seligman
New Technologies Fund II, Inc.

Annual Report December 31, 2005 Seeking Long-Term Capital Appreciation by Investing in Companies That Have the Potential to Produce Tomorrow’s Technologies

Seligman
142 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 142 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Stockholders	1

Interview With Your Portfolio Managers	2

Performance and Portfolio Overview	4

Portfolio of Investments	8

Statement of Assets and Liabilities	13

Statement of Operations	14

Statements of Changes in Net Assets	15

Statement of Cash Flows	16

Notes to Financial Statements	17

Financial Highlights	24

Report of Independent Registered Public Accounting Firm	25

Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement	26

Directors and Officers	32

Additional Fund Information	36

To The Stockholders

Your annual stockholder report for Seligman New Technologies Fund II, Inc. follows this letter. The report contains an interview with your Portfolio Managers, as well as your Fund’s investment results, a portfolio of investments, and financial statements.

During the year ended December 31, 2005, Seligman New Technologies Fund delivered a total return of 3.36%. During the same period, the technology market, as measured by the Goldman Sachs Technology Index, posted a total return of 2.03%. The Blended Index, which excludes the services and hardware sub-sectors of the Goldman Sachs Technology Index, posted a total return of 6.72%.

We appreciate your continued support of Seligman New Technologies Fund II, and look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 10, 2006

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017	Stockholder Service Agent Seligman Data Corp. 100 Park Avenue New York, NY 10017	Important Telephone Numbers (800) 221-2450 Stockholder Services (212) 682-7600 Outside the United States (800) 622-4597 24-Hour Automated Telephone Access Service

General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017	General Counsel Sullivan & Cromwell LLP

Independent Registered Public Accounting Firm Deloitte & Touche LLP

Interview With Your Portfolio Managers
Richard Parower, Reema Shah and Lauren Wu

Q:	How did Seligman New Technologies Fund II, Inc. perform for the year ended December 31, 2005?

A:
During the year ended December 31, 2005, Seligman New Technologies Fund II posted a total return of 3.36%. During the same period, the public technology market, as measured by the Goldman Sachs Technology Index, returned 2.03%, and the Goldman Sachs Blended Index, which excludes the services and hardware subsectors, posted a total return of 6.72%.

Q:	What market conditions and events materially affected the Fund’s performance during the period?

A:
We continued to see both the economy and information technology (IT) markets slowly improve in 2005. Global semiconductor revenues were up roughly 8%, according to the Semiconductor Industry Association, driven largely by strong unit growth in both PCs and cell phones, along with continued strength in the consumer electronics market. We remained cautious, however, given record-level energy prices and the uncertain outlook for consumer spending. Large enterprise customers continued to take a cautious view on IT spending, waiting for stronger signs that the US economic recovery would be sustainable and that their own business fundamentals would improve.

The environment for venture capital continued to show signs of improvement in 2005, with mergers and acquisitions as the strongest exit option for US-based venture capital-backed companies. IPO activity fared better in the second half of the year, but overall activity was less than that of 2004. Despite the positive backdrop, we were cautious regarding the economy and IT, as we continued to see a large amount of outstanding capital chase startups. We believe increased investor interest and fundraising within the venture capital environment has led to more companies being created or simply surviving than their technology sub-sectors can sustain. Further, excessive valuations for late-stage venture companies and the general overcrowding of technology market segments that results from too much money chasing too many deals has continued to make it difficult for many venture capital companies, including many of those in the portfolio, to thrive.

Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?

A:
By the end of the year, 81% of the Fund was invested in public securities and cash, and 19% was invested in private securities. The public portfolio outperformed the Goldman Sachs Technology Index and underperformed the Blended Index for the period. The private portfolio underperformed both Goldman Sachs Technology Indices.

Performance of the Fund’s public portfolio was led by the holdings in Semiconductors and Semiconductor Equipment, which provided the largest positive contribution to the portfolio for the period. The portfolio was underweight the benchmark in the industry; however, superior stock selection led to significant industry outperformance by the Fund versus the benchmark. The Fund’s two top-performing companies were a company that supplies bare silicon wafers to virtually every chip maker in the world and a microprocessor manufacturer.

The public portfolio’s largest industry weighting for the period was in Software. The portfolio was heavily weighted in this industry versus the benchmark. The industry posted modestly positive gains for the

Interview With Your Portfolio Managers
Richard Parower, Reema Shah and Lauren Wu

index, but adverse stock selection detracted from Fund performance. This area was the worst performing industry for the Fund’s public portfolio. The public portfolio’s largest individual detractor from performance was a security software company that delivered negative investment results. We believe the underperformance of this portfolio holding was largely the result of negative investor sentiment regarding the company’s recent acquisition of another large security software company; investor fear that the slower- growing acquisition would degrade the company’s growth prospects pressured the company’s stock lower.

The public portfolio benefited from its weightings in Communications Equipment and Computers and Peripherals. Together, the portfolio maintained less than half the benchmark’s weighting in these industries, which helped relative performance as the benchmark suffered negative returns in these industries for the period. Additionally, successful stock selection for the portfolio resulted in positive investment results for the Fund.

The Fund experienced some write-downs on the private side during the course of the year, which contributed to the underperformance of the Fund’s private portfolio, relative to the benchmark.

__________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

  A Team Approach

Seligman New Technologies Fund II, Inc. is managed by Richard Parower, Reema Shah and Lauren Wu. They are assisted in the management of the Fund by a team of seasoned research professionals who develop relationships with technology industry executives, investment banks, and venture capital firms to identify opportunities that they believe offer the greatest potential for growth. The Seligman Technology Group is led by Paul H. Wick. Group members include Ajay Diwan, Frank Fay (trader), Benjamin Lu, Chris Kim, Richard Parower, Sangeeth Peruri, Doug Peta, Lawrence Rosso (trader), Vishal Saluja, Reema Shah, Sushil Wagle, and Lauren Wu.

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of Seligman New Technologies Fund II and to provide a summary of the Fund’s portfolio characteristics.

Investment Results
Total Returns
For the Periods Ended December 31, 2005

			Average Annual
	Six Months	*	One Year	Five Years	Since Inception 6/22/00
With Sales Charge**	n/a		n/a	n/a	(23.10)%
Without Sales Charge**	4.48%		3.36%	(19.37)%	(22.36)
Goldman Sachs Technology Index†	10.09		2.03	(7.12)	(15.23)
Blended Index††	15.13		6.72	(7.12)	(16.82)

Net Asset Value Per Share
December 31, 2005	$5.85
June 30, 2005	5.58
December 31, 2004	5.66

Performance data quoted in this report represents past performance and does not guarantee or indicate future results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Investors may obtain total returns current to the most recent month end by going to www.seligman.com.1 Performance data quoted does not reflect the deduction of taxes that a stockholder may pay on Fund distributions or the redemption of Fund shares. The Manager made certain payments to the Fund in May 2004. Absent such payments, returns that include this period would have been lower.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in one economic sector, such as technology, may be subject to greater price fluctuations than owning a portfolio of diversified investments. In addition, the securities in which Seligman New Technologies Fund II invests may be subject to greater government regulation, greater price fluctuation, and limited liquidity. The products of technology companies may be subject to severe competition and rapid obsolescence. The stocks of smaller companies may be subject to above-average risk. The Fund may invest in global technology stocks which may be subject to additional risks, including currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Venture capital companies represent highly speculative investments by the Fund. There can be no assurances that any of the venture capital companies in which the Fund invests will complete public offerings or be sold, or if such events occur, the timing or values of such offerings or sales. Changes in the Fund’s net asset value may be more pronounced and more rapid than with other funds because of the Fund’s emphasis on venture capital companies that are not publicly traded. The Fund’s net asset value per share may change materially from day to day, including during the time between the date a repurchase offer is mailed and the due date for tendering shares, and during the period immediately after a repurchase is completed.
____________
[1]
The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

*	Returns for periods of less than one year are not annualized.
**	The returns are calculated with and without the effect of the initial 5.20% maximum sales charge. The sales charge applies only to shares sold at the inception of the Fund.
†
The Goldman Sachs Technology Index is an unmanaged benchmark that assumes reinvestment of distributions. It is a broad-based index of publicly-owned US technology stocks, designed to measure the performance of the technology sector, and excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an index.

††
The Blended Index is an index created by J. & W. Seligman & Co. Incorporated, the Fund’s Manager, using four of the six sub-indices within the Goldman Sachs Technology Index. The Blended Index consists of a twenty-five percent equal weighting in the following Goldman Sachs Technology Index sub-indices: Goldman Sachs Software Index (Symbol: GSO); Goldman Sachs Internet Index (Symbol: GIN); Goldman Sachs Multimedia Networking Index (Symbol: GIP); and Goldman Sachs Semiconductor Index (Symbol: GSM). The Manager selected these four sub-indices because, in its view, they better represent the sectors within the technology industry in which the Fund primarily invests. The Fund’s holdings, however, are not evenly weighted among these four sectors, and the weighting of the holdings of the Fund may differ significantly among these sectors. Material investments have been and may be made outside these sectors. The Fund is actively managed and its holdings are subject to change. The Blended Index excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an index.

Performance and Portfolio Overview

Diversification of Net Assets

				Percent of Net Assets December 31,
	Issues	Cost	Value	2005	2004	*
Common Stocks:
Application Software	7	$8,456,688	$8,821,285	11.3	7.6
Biotechnology	1	338,385	353,166	0.5	1.3
Communications Equipment	8	7,733,205	4,453,426	5.7	6.6
Computers and Peripherals	9	6,154,387	6,552,951	8.4	2.5
Consumer Electronics	1	628,404	868,468	1.1	0.8
Diversified Telecommunication Services	2	399,814	385,753	0.5	0.6
Electronic Equipment and Instruments	4	1,099,651	1,441,112	1.8	2.2
Health Care Equipment and Supplies	6	4,976,910	2,921,712	3.8	4.1
Health Care Providers and Services	—	—	—	—	2.5
Home Entertainment Software	1	628,567	636,929	0.8	3.6
Hotels, Restaurants and Leisure	—	—	—	—	0.7
Internet and Catalog Retail	3	1,111,407	1,128,317	1.4	2.5
Internet Software and Services	11	18,729,371	9,919,965	12.8	4.9
IT Services	2	436,948	416,051	0.5	1.1
Leisure Equipment and Products	—	—	—	—	0.3
Media	1	705,356	541,519	0.7	1.6
Multi-Sector Holdings	1	2,370,322	75,196	0.1	1.4
Semiconductors and Semiconductor Equipment	15	9,332,379	10,722,078	13.8	9.0
Systems Software	6	7,693,030	5,591,587	7.2	13.5
Technical Software	2	4,223,964	4,513,016	5.8	—
Wireless Telecommunication Services	1	524,170	497,568	0.6	—
Total Common Stocks	81	75,542,958	59,840,099	76.8	66.8
Convertible Preferred Stocks and Warrants:
Application Software	1	1,708,196	290,012	0.4	0.5
Communications Equipment	1	7,213,357	—	—	—
Electronic Equipment and Instruments	1	1,533,946	1,880,934	2.4	1.7
Health Care Equipment and Supplies	1	128,010	21,084	—	0.1
Internet Software and Services	5	14,958,143	8,376,926	10.8	15.5
Wireless Telecommunication Services	1	10,893,921	150,469	0.2	0.2
Total Convertible Preferred Stocks and Warrants	10	36,435,573	10,719,425	13.8	18.0
Limited Partnerships:
Multi-Sector Holdings	2	4,561,062	3,975,470	5.1	2.6
(Continued on next page.)

Performance and Portfolio Overview

Diversification of Net Assets (continued)

				Percent of Net Assets December 31,
	Issues	Cost	Value	2005	2004	*
Convertible Promissory Notes:
Internet Software and Services	1	$66,679	$—	—	—
Short-Term Holdings and Other Assets Less Liabilities	1	3,506,895	3,372,192	4.3	12.6
Net Assets	95	$120,113,167	$77,907,186	100.0	100.0

__________
* Restated to conform to the current period’s classifications.

Largest Industries
December 31, 2005

Composition of Net Assets
December 31, 2005

Performance and Portfolio Overview

Largest Portfolio Changes
During Past Six Months

Largest Purchases	Largest Sales
Mercury Interactive*	Advance Micro Devices**
McAfee	BMC Software**
SeaGate Technology	MEMC Electronics Materials
Maxim Integrated Products*	Yahoo!**
MatrixOne*	Take-Two Interactive Software**
ASML Holding N.V. (NY shares)*	Cytyc**
Alteria	Digital River
Integrated Device Technology	Laboratory Corp. of America Holdings**
Cognos*	Macrovision**
Kinetic Concepts	Motorola**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.
__________
*	Position added during the period.
**	Position eliminated during the period.

Largest Portfolio Holdings†
December 31, 2005

Security	Value	Percent of Net Assets
Cybertrust (Series A)	$7,953,260	10.2
MEMC Electronic Materials	3,106,017	4.0
Synopsys	3,033,828	3.9
Symantec	2,941,715	3.8
Computer Associates International	2,928,941	3.8
Microsoft	2,815,197	3.6
Amdocs	2,692,250	3.5
McAfee	2,208,382	2.8
GrandBanks Capital Venture	2,041,466	2.6
SeaGate Technology	1,981,009	2.5

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.
__________
† Excludes short-term holdings.

Portfolio of Investments
December 31, 2005

	Shares	Value
Common Stocks 76.8%
Application Software 11.3%
Amdocs*	97,900	$2,692,250
Cogent*	13,700	310,168
Cognos*	22,800	791,160
Mercury Interactive*	58,700	1,631,566
Microsoft	107,800	2,815,197
Quest Software*	39,900	580,944
Witness Systems#	17,995	—
8,821,285
Biotechnology 0.5%
Invitrogen*	5,300	353,166
Communications Equipment 5.7%
Cisco Systems*	50,100	855,958
Corning*	38,500	756,910
NICE Systems*	4,500	216,427
Nokia (ADR)	38,000	695,400
Plantronics	6,000	169,800
QUALCOMM	30,200	1,298,751
Tomtom*	13,400	460,180
WaveSplitter Technologies#	42,526	—
		4,453,426
Computers and Peripherals 8.4%
Apple Computer*	4,200	301,266
Avid Technology*	8,500	465,205
Electronics For Imaging*	13,800	366,390
EMC*	115,400	1,571,748
International Business Machines	8,700	715,140
Komag*	10,500	363,877
MiTAC International*	115,000	169,221
SeaGate Technology*	99,100	1,981,009
Sun Microsystems*	149,000	619,095
		6,552,951
Consumer Electronics 1.1%
Matsushita Electric Industrial*	45,000	868,468
Diversified Telecommunication Services 0.5%
BellSouth	11,200	303,520
Consolidated Communications Holdings	6,350	82,233
		385,753
__________
See footnotes on page 12.

Portfolio of Investments
December 31, 2005

	Shares	Value
Electronic Equipment and Instruments 1.8%
Amphenol (Class A)	11,400	$504,564
Orbotech*	17,300	414,940
Symbol Technologies	10,407	133,418
Xyratex*	22,000	388,190
		1,441,112
Health Care Equipment and Supplies 3.8%
Beckman Coulter	6,400	364,160
Fisher Scientific International*	9,900	612,414
GMP Companies#	73,349	215,646
Kinetic Concepts*	28,000	1,113,280
Murata Manufacturing*	5,200	333,492
PerkinElmer	12,000	282,720
		2,921,712
Home Entertainment 0.8%
THQ*	26,700	636,929
Internet and Catalog Retail 1.4%
Expedia*	14,000	335,370
IAC/InterActiveCorp*	15,800	447,219
Netflix*	12,800	345,728
		1,128,317
Internet Software and Services 12.8%
Captara#	1,564,953	—
DealerTrack Holdings*	15,500	325,810
Digital River*	32,100	951,604
Google (Class A)*	3,900	1,618,130
MatrixOne*	201,300	997,442
McAfee*	81,400	2,208,382
Openwave Systems*	15,300	266,679
SINA*	10,900	263,780
SupportSoft*	80,300	338,063
Symantec*	168,050	2,941,715
Vocus*	800	8,360
		9,919,965
IT Services 0.5%
First Data	7,300	313,973
Ness Technologies*	9,500	102,078
		416,051

__________
See footnotes on page 12.

Portfolio of Investments
December 31, 2005

	Shares	Value
Media 0.7%
Comcast (Class A)*	20,900	$541,519
Multi-Sector Holdings 0.1%
Tower Gate (Series E)#	1,562,608	75,196
Semiconductors and Semiconductors Equipment 13.8%
Alteria*	55,800	1,034,253
Applied Micro Circuits*	146,700	376,285
ASML Holding N.V. (NY shares)*	49,000	982,695
Cymer*	6,600	234,267
Cypress Semiconductor*	11,000	156,750
Integrated Device Technology*	101,800	1,341,215
Lam Research*	8,800	314,028
Linear Technology	8,600	309,772
Maxim Integrated Products	24,200	876,524
MEMC Electronic Materials*	140,100	3,106,017
Monolithic Power Systems*	25,500	380,715
Samsung Electronics*	790	514,691
Silicon Laboratories*	13,900	509,504
Taiwan Semiconductor Manufacturing (ADR)	31,700	314,147
Tessera Technologies*	10,500	271,215
		10,722,078
System Software 7.2%
Check Point Software Technologies*	22,600	453,469
Computer Associates International	103,900	2,928,941
Enterworks#	24,479	—
NFR Security#	25,246	9,846
Oracle*	154,300	1,883,231
Red Hat*	11,600	316,100
		5,591,587
Technical Software 5.8%
Cadence Design Systems*	87,500	1,479,188
Synopsys*	151,200	3,033,828
		4,513,016
Wireless Telecommunication Services 0.6%
Sprint Nextel	21,300	497,568
Total Common Stocks (Cost $75,542,958)		59,840,099
Convertible Preferred Stocks and Warrants# 13.8%
Application Software 0.4%
Index Stock Imagery (Series A Sr.)	617,046	290,012

__________
See footnotes on page 12.

Portfolio of Investments
December 31, 2005

Shares, Warrants, Partnership Interest, or Principal Amount	Value
Communication Equipment 0.0%
Calient Networks (Series A-1)	88,664	shs.	$—
Electronic Equipment and Instruments 2.4%
Nextest Systems (Series B)	612,682		1,880,934
Health Care Equipment and Supplies 0.0%
GMP Companies (Series C)	3,765		21,084
Internet Software and Services 10.8%
Adexa (Series C)	562,080		286,661
Adexa (Series E)	340,647		136,259
Adexa (exercise price of $0.01, expiring 7/12/2009)	34,064	wts.	—
Cybertrust (Series A)	2,008,399	shs.	7,953,260
Infomediary Technology Solutions (Series A Sr.)	466,508		746
			8,376,926
Wireless Telecommunication Services 0.2%
fusionOne (Series D)	2,006,247		150,469
Total Convertible Preferred Stocks and Warrants (Cost $36,435,573)			10,719,425
Limited Partnerships# 5.1%
Multi-Sector Holdings 5.1%
Asia Internet Capital Ventures	$2,276,102		1,934,004
GrandBanks Capital Venture	2,281,223		2,041,466
Total Limited Partnerships (Cost $4,561,062)			3,975,470
Convertible Promissory Notes# 0.0%
Internet Software and Services 0.0%
Techies.com 9%, 2/20/2008 (Cost $66,679)	66,667		—
Short-Term Holdings 1.8%
Repurchase Agreement 1.8%
State Street Bank, 3.15%, dated 12/30/2005, maturing 1/3/2006 in the amount of $1,426,499, collateralized by: $1,480,000 US Treasury Notes 3.25%, due 1/15/2009, with a fair market value of $1,455,940	1,426,000		1,426,000
Convertible Promissory Notes# 0.0%
Internet Software and Services 0.0%
Techies.com 9%, 2/20/2006	133,333		—

__________
See footnotes on page 12.

Portfolio of Investments
December 31, 2005

Value
Total Short-Term Holdings (Cost $1,560,703) 1.8%	$1,426,000
Total Investments (Cost $118,166,975) 97.5%	75,960,994
Other Assets Less Liabilities 2.5%	1,946,192
Net Investment Assets 100.0%	$77,907,186

__________
*	Non-income producing security.
#	Restricted and non-income producing security.
ADR — American Depositary Receipts.
See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2005

Assets:
Investments, at value:
Common stocks (cost $75,542,958)	$59,840,099
Convertible preferred stocks and warrants (cost $36,435,573)	10,719,425
Limited partnerships (cost $4,561,062)	3,975,470
Convertible promissory notes (cost $66,679)	—
Short-term holdings (cost $1,560,703)	1,426,000
Total investments (cost $118,166,975)	75,960,994
Cash*	451,856
Receivable for securities sold	2,632,520
Expenses prepaid to stockholder service agent	13,583
Receivable for interest and dividends	3,793
Other	3,978
Total Assets	79,066,724

Liabilities:
Payable for securities purchased	933,067
Management fee payable	100,858
Unrealized depreciation on forward currency contracts	11
Accrued expenses and other	125,602
Total Liabilities	1,159,538
Net Assets	$77,907,186

Composition of Net Assets:
Common Stock, at par ($0.01 par value; 100,000,000 shares authorized; 13,324,153 shares outstanding):	$133,242
Additional paid-in capital	596,151,389
Accumulated net investment loss	(11,165)
Accumulated net realized loss	(476,150,498)
Net unrealized depreciation of investments and foreign currency transactions	(42,215,782)
Net Assets	$77,907,186

Net Asset Value Per Share	$5.85

__________
* Includes foreign currencies with a value of $451,570 and a cost of $461,692.
See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2005

Investment Income:
Dividends (net of foreign taxes withheld of $2,325)	$119,101
Interest	148,627
Total Investment Income	267,728

Expenses:
Management fee	1,235,402
Stockholder servicing fees	410,663
Stockholder account services	282,392
Auditing and legal fees	117,981
Stockholder reports and communications	66,103
Custody and related services	36,315
Directors’ fees and expenses	12,038
Miscellaneous	14,970
Total Expenses	2,175,864
Net Investment Loss	(1,908,136)

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions*	2,982,240
Net change in unrealized depreciation of investments and foreign currency transactions	1,272,388
Net Gain on Investments and Foreign Currency Transactions	4,254,628
Increase in Net Assets from Operations	$2,346,492

__________
* Includes net realized losses from affiliated issurers of $7,614,405.
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,
	2005	2004
Operations:
Net investment loss	$(1,908,136)	$(1,757,456)
Net realized gain (loss) on investments and foreign currency transactions	2,982,240	(22,874,725)
Payment received from the Manager (Note 11)	—	22,726
Net change in unrealized depreciation of investments and foreign currency transactions	1,272,388	36,411,851
Increase in Net Assets from Operations	2,346,492	11,802,396
Capital Share Transactions:
Reimbursement received from the Manager (Note 2)	—	77,171
Cost of shares of Common Stock repurchased (3,068,554 and 2,859,200 shares)	(17,188,882)	(14,567,662)
Decrease in Net Assets from Capital Share Transactions	(17,188,882)	(14,490,491)
Decrease in Net Assets	(14,842,390)	(2,688,095)
Net Assets:
Beginning of year	92,749,576	95,437,671
End of Year (net of accumulated net investment loss of $11,165 and $11,019, respectively)	$77,907,186	$92,749,576

__________
See Notes to Financial Statements.

Statement of Cash Flows
For the Year Ended December 31, 2005

Cash Flows From Operating Activities:
Increase in net assets from operations	$2,346,492
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Cost of purchases of investment securities	(88,419,340)
Proceeds from disposition of investment securities	99,262,910
Net sales/maturities of short-term investment securities, net	6,237,000
Decrease in interest and dividends receivable	6,001
Increase in receivable for securities sold	(739,854)
Decrease in other assets	8,756
Increase in payable for securities purchased	933,067
Decrease in management fees payable, accrued expenses and other liabilities	(19,488)
Net change in unrealized depreciation of investments and foreign currency transactions	(1,272,388)
Net realized gain on investments and foreign currency transactions	(2,982,240)
Net Cash Provided by Operating Activities	15,360,916

Cash Flows From Financing Activities:
Payment for shares of Common Stock repurchased	(17,188,882)
Net Cash Used in Financing Activities	(17,188,882)
Effect of Exchange Rates on Cash	(47,904)
Net Decrease in Cash	(1,875,870)

Cash balance at beginning of year	2,327,726
Cash Balance at End of Year	$451,856

__________
See Notes to Financial Statements.

Notes to Financial Statements

1.
Significant Accounting Policies — The financial statements of Seligman New Technologies Fund II, Inc. (the “Fund”) have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.
Security Valuation —Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

The Fund may invest in securities of privately-owned technology companies. These are referred to as venture capital companies. There can be no assurances that any of the venture capital companies in which the Fund invests will complete public offerings or be sold, or, if such events occur, with respect to the timing or values of such offerings or sales.

Venture capital investments are valued at fair value, which is cost unless the Manager determines, pursuant to the Fund’s valuation procedures, that such a valuation no longer reflects fair value. Examples of cases where cost (or a previously determined value) may no longer be appropriate include sales of similar securities of the company to the Fund or to third parties at different prices or terms, if a company is acquired by another company, if a company in which the Fund invests undertakes an initial public offering (each, a market clearing event), or if the company’s operating results vary from projected results. In such situations, the Fund’s investment is revalued in a manner that the Manager, following procedures approved by the Board, determines best reflects its fair value. In the case of a market clearing event, the investment is valued based on the terms and conditions of the event. In the absence of a market clearing event, the valuation is determined using one of several methods including a discounted cash flow, discounted earnings or comparable revenues model using assumptions set by the Manager based on the company’s results and/or plans.

The Fund may also hold restricted securities of a class that has been sold to the public. The fair valuation of these restricted securities will often be the market value of the publicly-traded shares less a discount to reflect contractual or legal restrictions limiting resale.

At December 31, 2005, market quotations were not readily available for venture capital and private placement securities valued at $14,995,583 (19.2% of net assets). Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed.

b.
Foreign Currency Transactions —The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets, and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securi-

Notes to Financial Statements

ties held. Such fluctuations are included with the net realized and unrealized gain or loss on investments and foreign currency transactions.

c.
Taxes— There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

d.
Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. The Fund removes investments with no value from its portfolio when it is permitted to recognize the loss on such investments for federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

e.
Options — The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Gains or losses from options written are included in net realized and unrealized gain or loss on investments and foreign currency transactions. Written and purchased options are non-income producing investments. For the year ended December 31, 2005, the Fund did not write or purchase options.

f.
Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

g.	Distributions to Stockholders — Dividends and distributions to stockholders are recorded on exdividend dates.

2.
Repurchase Offers — To provide investors with a limited degree of liquidity, the Fund makes quarterly offers to repurchase its shares. Repurchase offers are limited to 5% of the number of the Fund’s outstanding shares on the date the repurchase requests are due. The Fund may repurchase more than 5% (but not more than 25%) of its shares in any quarter with the approval of the Fund’s Board of Directors. In the event the repurchase offer is oversubscribed, the Fund may, but is not required to, repurchase additional shares, but only up to a maximum of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares, it will repurchase shares on a pro rata basis. The repurchase price is equal to the net asset value per share on the date specified in the notice of repurchase. The repurchase pricing date may be as much as fourteen days after the date that the repurchase requests are due. Payment of the repurchase price is generally made on the third business day after the repurchase pricing date, but the payment may be made as many as seven days after such pricing date.

During the year ended December 31, 2005, the Fund completed four quarterly repurchase offers. In each offer, the Fund offered to repurchase 5% of the number of its outstanding shares on the date the repurchase requests were due. The results of each repurchase offer were as follows:

Notes to Financial Statements

Commencement of Offer	Repurchase Date	Percentage of Shares Tendered	Percentage of Shares Repurchased	Repurchase Amounts
December 2004	January 14, 2005	4.7	4.7	$4,301,265
March 2005	April 8, 2005	5.2	5.2	4,381,261
June 2005	July 8, 2005	5.3	5.3	4,530,148
September 2005	October 14, 2005	8.8	5.0	3,976,208

In addition, on January 13, 2006, the Fund repurchased 5.0% of its shares for $4,143,812, prorated down from 8.3% of the shares that were tendered.

The Manager also paid the Fund $77,171 as a reimbursement for an overpayment made to stockholders whose shares were repurchased by the Fund in October 2004. This amount has been reported as Reimbursement received from the Manager in the Statement of Changes in Net Assets for the year ended December 31, 2004.

3.
Management Fee, Incentive Fee, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a management fee, calculated daily and payable monthly, equal to 1.50% per annum of the Fund’s average daily net assets. Prior to January 1, 2006, in addition to the management fee, the Manager was entitled to earn an annual incentive fee in certain circumstances. The Manager and the Fund’s Board of Directors have agreed that, effective January 1, 2006, the Manager will irrevocably reduce the management fee rate to 1.25% per annum and will irrevocably waive its rights to any incentive fee.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $282,392 for stockholder account services in accordance with a methodology approved by the Fund’s directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, stockholder transaction volume and number of stockholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2005, the Fund’s potential obligation under the Guaranties is $45,400. As of December 31, 2005, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of certain other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof of $11,176 at December 31, 2005, is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid. This accumulated balance was paid to the participating director in January, 2006.

Notes to Financial Statements

4.
Stockholder Servicing Fee — Brokers or dealers that sold shares of the Fund or that maintain accounts for stockholders can enter into agreements with the Fund and receive a continuing fee of up to 0.50% on an annual basis, payable quarterly, of the average daily net assets attributable to Fund shares owned by customers of the particular broker or dealer for providing personal services and/or the maintenance of stockholder accounts. For the year ended December 31, 2005, such fees aggregated $410,663, or 0.50% per annum of the Fund’s average daily net assets.

5.
Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding options and short-term investments, for the year ended December 31, 2005, amounted to $88,419,340 and $99,262,910, respectively.

6.
Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2005, the cost of investments for financial reporting tax purposes was $118,291,337. The tax basis was higher than the cost for financial reporting purposes due to the tax deferral of losses on wash sales of $314,258, offset in part by the tax losses passed through to the Fund from its limited partnership investment of $189,896.

At December 31, 2005, the tax basis components of accumulated losses were as follows:

Gross unrealized appreciation of portfolio securities	$7,286,115
Gross unrealized depreciation of portfolio securities	(49,616,458)
Net unrealized depreciation of portfolio securities	(42,330,343)
Net unrealized depreciation on foreign currencies	(10,122)
Capital loss carryforwards	(470,859,577)
Timing differences (post-October losses)	(5,166,559)
Total accumulated losses	$(518,366,601)

At December 31, 2005, the Fund had net capital loss carryforwards for federal income tax purposes of $470,859,577, which are available for offset against future taxable net capital gains, with $78,960,516 expiring in 2008, $191,233,183 expiring in 2009, $147,905,821 expiring in 2010, $25,814,762 expiring in 2011, and $26,945,295 expiring in 2012. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforwards. There is no assurance that the Fund will be able to utilize all of these capital loss carryforwards before they expire.

In addition, the Fund elected to defer until January 1, 2006, the recognition for tax purposes of net losses of $5,166,559 realized on sales of investments after October 31, 2005. These losses will be available to offset future taxable net gains.

7.	Forward Exchange Currency Contracts — At December 31, 2005, the Fund had outstanding forward currency contracts to purchase or sell foreign currencies as follows:

Notes to Financial Statements

Contract	Foreign Currency	In Exchange for US$	Settlement Date	Value US$	Unrealized Depreciation
Bought:
Euro	108,524	128,525	1/3/06	128,514	$(11)

8.
Limited Partnership Commitment — In connection with the Fund’s investments in a limited partnership, the Fund is contractually committed to make additional capital contributions of up to $1,445,329, if and when the partnership requests such contributions. This commitment expires in November 2006 with respect to new investments to be made by the partnership and has a final expiration date of November 2011.

9.
Restricted Securities — At December 31, 2005, the Fund owned private placement investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. The Fund typically will bear costs in connection with the disposition of these securities, including those involved in registration under the Securities Act of 1933, but under certain limited circumstances, such costs could be borne by the issuer. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at December 31, 2005, were as follows:

Investments	Acquisition Date	Cost	Value
Common stocks:
Captara	10/13/00	$8,260,899	$—
Enterworks	10/30/00 to 5/15/01	1,062,500	—
GMP Companies	8/17/00	2,090,628	215,646
NFR Security	3/16/01	1,712,805	9,846
Tower Gate (Series E)	7/26/00	2,370,322	75,196
WaveSplitter Technologies	9/22/00	3,634,658	—
Witness Systems	7/16/01	409,852	—
		19,541,664	300,688
Convertible preferred stocks:
Adexa (Series C)	8/24/00	7,140,288	286,661
Adexa (Series E)	7/12/02	432,622	136,259
Adexa (Warrants exercise price $0.01, expiring 7/12/09)	7/12/02	43	—
Calient Networks (Series A-1)	12/11/00	7,213,357	—
Cybertrust (Series A)	3/19/01	7,103,757	7,953,260
fusionOne (Series D)	9/13/00 to 10/11/00	10,893,921	150,469
GMP Companies (Series C)	6/3/02	128,010	21,084
Index Stock Imagery (Series A Sr.)	8/18/00 to 4/16/04	1,708,196	290,012
Infomediary Technology Solutions (Series A Sr.)	10/6/00	281,433	746
Nextest Systems (Series B)	11/27/01	1,533,946	1,880,934
		36,435,573	10,719,425
Limited partnerships:
Asia Internet Capital Ventures	8/15/00	2,279,839	1,934,004
GrandBanks Capital Venture	1/25/01 to 9/28/05	2,281,223	2,041,466
		4,561,062	3,975,470

Notes to Financial Statement

Investments	Acquisition Date	Cost	Value
Convertible promissory notes:
Techies.com:
9%, due 2/2/06	2/22/01	$134,703	$—
9%, due 2/2/08	2/22/01	66,679	—
		201,382	—
Total		$60,739,681	$14,995,583

10.
Affiliated Issuers — As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended December 31, 2005, is as follows:

Affiliate	Beginning Shares	Gross Purchases and Additions	Gross Sales and Reductions	Ending Shares	Realized Loss	Ending Value
MarketSoft	47,991	—	47,991	—	$(124,422)	$—
MarketSoft (Series D)	1,512,334	—	1,512,334	—	(7,489,983)	—
Total					$(7,614,405)	$—

There was no dividend income earned from these investments for the year ended December 31, 2005.

11.
Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. The Manager’s review of frequent trading appropriately did not include Seligman New Technologies Fund II because it is a closed-end investment company. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (the “Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in Seligman Funds. All three had already been terminated prior to the end of September 2002. None of these arrangements involved Seligman New Technologies Fund II.

The results of the Manager’s internal review were presented to the Independent Directors of all the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund.

Since February 2004, the Manager has been in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and Seligman Advisors, Inc. (together, “Seligman”).

Notes to Financial Statements

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager has objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intends to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on the Manager, Seligman Advisors, Inc. or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

The Manager also in late 2003 reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman mutual funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions.

The results of this internal review also were presented to the Independent Directors. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, in May 2004, the Manager made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares, including $22,726 paid to Seligman New Technologies Fund II. This amount has been reported as Payments received from the Manager in the Statement of Changes in Net Assets for the year ended December 31, 2004.

The Manager also responded fully to information requests from the SEC and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested. In January 2006, the SEC notified Seligman of the completion of its examination in regards to revenue sharing and brokerage commissions, and no further liability is expected to result from this matter.

Financial Highlights

The table below is intended to help you understand the Fund’s financial performance for the periods presented. Certain information reflects financial results for a single share that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total Return” shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested any capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods less than one year.

	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$5.66	$4.96	$3.52	$10.50	$17.17
Income (Loss) from Investment Operations:
Net investment loss	(0.13)	(0.10)	(0.10)	(0.15)	(0.23)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.32	0.80	1.54	(6.83)	(6.44)
Net Increase (Decrease) in Net Asset Value	0.19	0.70	1.44	(6.98)	(6.67)
Net Asset Value, End of Year	$5.85	$5.66	$4.96	$3.52	$10.50

Total Return	3.36%	14.11%*	40.91%	(66.48)%	(38.85)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$77,907	$92,750	$95,438	$80,192	$282,978
Ratio of expenses to average net assets	2.64%	2.60%	2.69%	2.47%	2.30%
Ratio of net investment loss to average net assets	(2.32)%	(1.95)%	(2.46)%	(2.36)%	(1.68)%
Portfolio turnover rate	116.04%	105.31%	112.87%	163.40%	165.81%

__________
*  Excluding the effect of the payments received from the Manager (Note 11), total return would have been 14.08%.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders,
Seligman New Technologies Fund II, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman New Technologies Fund II, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2005, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman New Technologies Fund II, Inc. as of December 31, 2005, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 24, 2006

Matters Relating to the Directors’
Consideration of the Continuance of the Management Agreement

The directors of the Fund unanimously approved the continuance of the Management Agreement between the Fund and the Manager at a meeting held on November 17, 2005.

In preparation for the meeting, experienced counsel who are independent of the Manager had discussed with the Manager the continuances and nature of materials to be provided to the directors, the directors had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"). Prior to voting, the directors reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The independent directors also discussed the proposed continuance in a private session with counsel at which no representatives of the Manager were present.

In reaching their determination with respect to the continuance of the Management Agreement, the directors considered their knowledge of the nature and quality of the services provided by the Manager to the Fund gained from their experience as directors/and or trustees of the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence they have gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the following:

1.	information comparing the performance of the Fund to other investment companies with similar investment objectives and to two indices;

2.	the nature, extent and quality of investment and administrative services rendered by the Manager;

3.	payments received by the Manager from all sources in respect of the Fund and all investment companies in the Seligman Group of Funds;

4.	the costs borne by, and profitability of, the Manager and its affiliates in providing services to the Fund and to all investment companies in the Seligman Group of Funds;

5.	comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

7.	the Manager’s practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Manager benefits from soft dollar arrangements;

8.	portfolio turnover rates of the Fund compared to other investment companies with similar investment objectives;

9.	fall-out benefits which the Manager and its affiliates receive from their relationships with the Fund;

10.	information about fees charged by the Manager to other clients with similar investment objectives;

11.	the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager; and

12.	the terms of the Management Agreement, including the Manager’s proposal to reduce the contractual management fee rate commencing January 1, 2006.

Matters Relating to the Directors’
Consideration of the Continuance of the Management Agreement

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Manager, as provided in the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the directors’ reaching their determination to approve the continuance of the Management Agreement (including their determinations that the Manager should continue to be the investment adviser for the Fund, and that the fees payable to the Manager pursuant to the Management Agreement, as proposed to be amended, are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Manager

The directors noted that, under the Management Agreement, the Manager, subject to the control of the directors, administers the Fund’s business and other affairs. The Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies. The Manager also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund’s operations. The Manager pays all of the compensation of directors of the Fund who are employees or consultants of the Manager and of the officers and employees of the Fund, including the Fund's chief compliance officer. The Manager also provides senior management for Seligman Data Corp. ("SDC"), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost.

The directors considered the scope and quality of services provided by the Manager under the Management Agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Manager is responsible for maintaining and monitoring its own and the Fund’s compliance programs, and these compliance programs have recently been refined and enhanced in light of recently adopted regulatory requirements. The directors considered the quality of the investment research capabilities of the Manager and the other resources they have dedicated to performing services for the Fund. At prior meetings the directors had also considered the Manager’s practices with respect to the selection of brokers and dealers to effect portfolio transactions, including their duty to seek best execution, and information about the levels of commissions paid by the Fund. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement.

On an ongoing basis, the Manager reports to the directors on the status of various matters relating to market timing activity affecting certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager and its counsel and the directors’ special counsel also addressed, among other matters: the action brought by the Manager and its president against the Attorney General of the State of New York seeking an order enjoining the Attorney General from, among other things, investigating the fees paid by the funds in the Seligman Group of Funds to the Manager; the ex parte application filed by the

Matters Relating to the Directors’
Consideration of the Continuance of the Management Agreement

Attorney General to seek further discovery and appoint a special referee to supervise the Attorney General’s investigation relating to market timing; and the indication by the Staff of the New York Office of the Securities and Exchange Commission ("SEC") that it was considering recommending that the SEC institute a formal action against the Manager and Seligman Advisors Inc. relating to market timing. After a detailed presentation by the Manager and further discussion with the Manager, the Manager’s counsel, the directors' special counsel and other experienced counsel independent of the Manager, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Fund.

Costs of Services Provided and Profitability to the Manager

At the request of the directors, the Manager provided information concerning profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information for 2004 and 2005 (through September 30) and estimates for full-year 2005. The information considered by the directors included operating profit margin information for the Manager’s investment company business alone (i.e., excluding results of its other businesses) and on a consolidated basis. The directors also reviewed the Manager’s profitability data and estimated profitability data for the Fund. The directors reviewed with the Manager’s chief financial officer the assumptions and methods of allocation used by the Manager in preparing the profitability data. The Manager stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Manager where each of the advisory products draws on, and benefits from, the research and other resources of the organization.

The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses, as well as the "revenue sharing" arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The directors focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The directors recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Manager benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Seligman Group of Funds’ purchases and sales of securities. The Manager assured the directors that it was closely monitoring the SEC’s recently issued proposed interpretive guidance on the use of soft dollars by investment advisers and that it would modify its current arrangements as necessary to comply with the SEC’s final guidelines.

The directors received and reviewed information concerning the Manager’s soft dollar arrangements, which included a description of the Manager’s practices with respect to allocating portfolio brokerage for brokerage and research services, fund-by-fund data for the twelve months ended September 30, 2005 on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a list of firms providing third-party research and brokerage to the Manager as of September 30, 2005.

Matters Relating to the Directors’
Consideration of the Continuance of the Management Agreement

The directors recognized that the Manager’s profitability would be somewhat lower if it did not receive research and brokerage services for soft dollars. The directors noted that the Manager derives reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. The directors reviewed information showing performance of the Fund compared to other funds in the Lipper Science & Technology Funds Average over the one-, three- and five-year periods ended September 30, 2005, and for each calendar year in the 2000-to-2004 period and for the first nine months of 2005, and compared to the Goldman Sachs Technology Indexes and the Goldman Sachs Technology Blended Index (consisting of four equally weighted components of the Goldman Sachs Technology Indexes: Semiconductor, Multimedia Network, Internet and Software), and a group of four competitor funds selected by the Manager over annualized rolling 3- and 5-year periods ended September 30, 2005, for each calendar year in the 2000-to-2004 period, and for the first nine months of 2005. The comparative information showed that the Fund demonstrated significant recent improvement, exceeding the Lipper average, the indices and the competitor average in 2004 and in the first nine months of 2005 after falling substantially below all of its benchmarks in the rolling three- and five-year periods. The directors also noted that the Fund was ranked significantly above the Lipper median for the most recent year. The Manager explained that, although the most relevant comparisons had been provided, none of them may have been particularly helpful given the Fund’s relatively unusual (for a public fund) strategy of investing a substantial portion of its assets in private equity investments. The Manager noted that the Lipper Science & Technology Funds category consists of open-end funds that maintain most or all of their assets in liquid securities, and that the securities indices likewise were comprised exclusively of liquid securities. The directors recognized the limited utility of the comparisons with the Lipper category. The directors concluded that they retained confidence in the Manager’s capabilities to continue to manage the Fund’s investments.

Management Fees and Other Expenses

The directors considered the management fee rate paid by the Fund to the Manager. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds.

The Fund’s peer group consisted of funds in the combined Lipper Science & Technology/Small-Cap Growth Funds categories having between $40 million and $250 million of average net assets attributable to Class A shares in their most recent fiscal year. The directors also compared the Fund’s management fee rate to the fees paid by a group of nine other funds with structures or investment strategies similar to the Fund’s. The information showed that the Fund’s current effective management fee rate of 1.50% was the highest in the peer group and materially higher than both the median and average fee rates for the 50 funds in the peer group. The Manager explained that this difference appeared to result from the fact that the Lipper group consisted of open-end funds that invested primarily in liquid securities, whereas the Fund’s management fee rate reflected its investment objective of investing a substantial portion of its assets in private equity. The directors noted that the Fund’s Management Agreement provides for an incentive fee generally equal to 15% of realized gain. However, they also noted that no incentive fee had become payable in the past and, due to the steep decline in the value of many of the Fund’s investments since inception, it was unlikely that any incentive fee would be payable in the foreseeable future. Certain of the nine other funds included in the materials also were subject to incentive fees that were calculated on the basis of growth of assets rather than average

Matters Relating to the Directors’
Consideration of the Continuance of the Management Agreement

daily net assets. The Manager explained that comparisons are difficult because incentive fees may be calculated in different ways. However, the Fund’s management fee rate and its incentive fee rate, where applicable, appeared to be comparable to most of the nine other funds considered by the directors, and the directors determined that this was the more appropriate comparison. The Manager explained that it proposed to reduce the management fee rate by 0.25% to 1.25% commencing January 1, 2006 and, in light of the fact that the incentive fee was unlikely to become payable in the foreseeable future, to eliminate it, and requested that the directors approve continuance of the management agreement on that basis. The Manager explained that the proposed reduction in the fee rate reflected the Manager’s desire to address the Fund’s continuing high expense ratio and did not correlate to any reduction in the Manager’s duties with respect to the Fund. The directors also considered the fees the Manager charges other clients with investment objectives similar to the Fund. Certain of the Manager’s clients are unregistered investment companies whose shares are sold primarily outside the United States. In each such case, the fee rates charged to these companies are equal to or higher than those charged to the Fund.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. The directors recognized that the expense ratio information for the Fund potentially reflected on the Manager’s provision of services, as the Manager is responsible for coordinating services provided to the Fund by others.

In considering the expense ratio of the Fund, the directors noted that the Fund has elected to have shareholder services provided at cost by SDC and that the Manager provides senior management of SDC as part of the services covered by its management fees. SDC provides services exclusively to the investment companies in the Seligman Group of Funds, and the directors noted that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service.

The directors also noted that the Fund’s expense ratio was significantly higher than those of the other funds in the peer group. The directors recognized that several factors contributed to the Fund’s high expense ratio, including the Fund’s high management fee and relatively small size, the costs of periodic repurchase offers, the cost of monitoring transfers of shares (necessary because of ownership restrictions related to the incentive fee) and the ongoing shareholder servicing fee of 0.50%. The Manager explained that the costs of periodic repurchase offers, which were relatively fixed, represented a larger percentage of the Fund’s net assets as the assets declined. The directors recognized that the proposed reduction in the management fee rate might favorably impact the Fund’s expense ratio in future periods. The directors were satisfied that the Manager was taking steps to address the Fund’s high expense ratio and that the ratio was understandable in the Fund’s particular circumstances.

Economies of Scale

The directors noted that the management fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by the Manager as assets increase, largely because economies of scale are realized (if at all) by the Manager across a variety of products and services, and not only in respect of a single fund. The directors do not believe there is a uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Manager and to the economies of scale that the Manager may realize in its overall mutual fund business or those components of it which directly or indirectly affect the a fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and

Matters Relating to the Directors’
Consideration of the Continuance of the Management Agreement

its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all and that, in any event, the Fund did not benefit from significant net sales in recent times. Having taken these factors into account, the directors concluded that the absence of breakpoints in the Fund’s fee rate schedule was acceptable under the Fund’s circumstances.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman New Technologies Fund II is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
John R. Galvin (76)[1,3] • Director: 2000 to Date • Oversees 58 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and USLIFE Corporation (life insurance); and Trustee, Institute for Defense Analyses. From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.

Alice S. Ilchman (70)[2,3] • Director: 2000 to Date • Oversees 58 Portfolios in Fund Complex
President Emerita, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowship (summer internships for college students); Trustee, Committee for Economic Development; Governor, Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Trustee, Save the Children (non-profit child assistance organization). From January 1998 until December 2000, Chairman, The Rockefeller Foundation (charitable foundation). From September 1987 until September 1997, Director, New York Telephone Company.

Frank A. McPherson (72)[2,3] • Director: 2000 to Date • Oversees 58 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, and Oklahoma Foundation for Excellence in Education. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), BOK Financial (bank holding company), and the Federal Reserve System’s Kansas City Reserve Bank.

Betsy S. Michel (63)[1,3] • Director: 2000 to Date • Oversees 58 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

__________
See footnotes on page 35.

Directors and Officers
Independent Directors (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Leroy C. Richie (64)[1,3] • Director: 2000 to Date • Oversees 57 Portfolios in Fund Complex
Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company), Infinity, Inc. (oil and gas services and exploration), and Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation, and Detroit Economic Growth Corp. Formerly, Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (73)[2,3] • Director: 2000 to Date • Oversees 58 Portfolios in Fund Complex
Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance); and Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (70)[1,3] • Director: 2000 to Date • Oversees 58 Portfolios in Fund Complex
Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company). Formerly, Director and Consultant, Sammons Enterprises, Inc; and Director, C-SPAN (cable television network).

__________
See footnotes on page 35.

Directors and Officers
Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
William C. Morris (67)* • Director and Chairman of the Board: 2000 to Date • Oversees 58 Portfolios in Fund Complex
Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (53)* • Director and President: 2000 to Date • Chief Executive Officer: 2002 to Date • Oversees 57 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; President and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds†; Director or Trustee of each of the investment companies of the Seligman Group of Funds (with the exception of Seligman Cash Management Fund, Inc.); Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Director (formerly Chairman), ICI Mutual Insurance Company.

Eleanor T. M. Hoagland (54) • Vice President and Chief Compliance Officer: 2004 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†. Formerly, Managing Director, Partner and Chief Portfolio Strategist, AMT Capital Management.

Richard M. Parower (39) • Vice President and Co-Portfolio Manager: 2002 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; Vice President, Seligman Global Fund Series, Inc. and Portfolio Manager of its Global Technology Fund, Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc., Vice President, Seligman Portfolios, Inc. and Portfolio Manager of its Global Technology Portfolio. Formerly, Senior Vice President, J. & W. Seligman & Co. Incorporated; Senior Analyst with Citibank Global Asset Management covering Global IT Services from June 1998 to April 2000.

__________
See footnotes on page 35.

Directors and Officers

Interested Directors and Principal Officers (Continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Reema D. Shah (33) • Vice President and Co-Portfolio Manager: From Jan. 2005
Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc. Formerly, Senior Transaction Processing Analyst with CS First Boston.

Thomas G. Rose (48) • Vice President: 2000 to Date
Managing Director, Chief Financial Officer and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds†; and of Seligman Services, Inc. and Seligman International, Inc.

Lawrence P. Vogel (49) • Vice President and Treasurer: 2000 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; and Treasurer of Seligman Data Corp.

Lauren Wu (33) • Vice President and Co-Portfolio Manager: From April 2005
Senior Vice President, Investment Officer, and Head of Venture Capital Investments, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc. Formerly, Associate, Wasserstein Ventures.

Frank J. Nasta (41) • Secretary: 2000 to Date
Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; and Corporate Secretary, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc., and Seligman Data Corp.

__________
ø
The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 24 registered investment companies.

*
Messrs. Morris and Zino are considered "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to stockholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to stockholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

Amendments to Bylaws

On January 19, 2006, the Board of Directors of the Fund amended and restated the Fund’s bylaws. Such amended and restated bylaws were filed in Form 8-K, which may be accessed via the SEC’s website, www.sec.gov.1

__________
[1]
These references to the SEC’s website and Seligman’s website are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectus.

This report is intended only for the information of current stockholders of the Fund.	CENTII-2 12/05

ITEM 2. CODE OF ETHICS.

As of December 31, 2005, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$92,660	$80,317
Audit-Related Fees	-	-
Tax Fees	2,350	2,200
All Other Fees	-	1,931

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2005	2004
Audit-Related Fees	$80,560	$76,630
Tax Fees	8,000	13,703
All Other Fees	-	43,000

Audit-related fees include amounts for attestation services for the registrant’s shareholder service agent. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent. Other fees relates to electronic communication processing services performed on behalf of outside counsel of the investment adviser.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) - (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $90,910 and $137,464, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

1

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FORCLOSED-END MANAGEMENT INVESTMENT COMPANIES.

J. & W. Seligman & Co. Incorporated (“Seligman”), as the registrant’s (the “Fund”) investment manager, will vote the proxies relating to the Fund’s portfolio holdings.

Introduction. On behalf of the Fund, Seligman votes the proxies of the securities held in the Fund’s portfolio in accordance with Seligman's determination of what is in the best interests of the Fund’s stockholders.

The financial interest of the stockholders of the Fund is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and vote in a way consistent with those financial interests. In the case of social and political responsibility issues which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Fund’s stockholders, and thus, Seligman abstains from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolios of the Fund will be received, processed and voted by Seligman pursuant to the guidelines (the “Guidelines”) established by Seligman’s Proxy Voting Committee (the “Committee”).

The Committee has been established to set policy and guidelines, to review on a periodic basis new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee is chaired by Seligman’s Chief Investment Officer and includes Seligman’s Vice Chairman and Seligman’s General Counsel.

Seligman subscribes to a service offered by an independent third party which provides a summary and analysis of the proposals to be acted upon at stockholder meetings of most of companies for which securities are held. Seligman also subscribes to a separate service to assist in the tracking and recordkeeping of proxies. Neither service offers voting recommendations.

Conflicts of Interests. Seligman’s Director of Compliance maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman Advisors, Inc. or any affiliate thereof. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman’s products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of the stockholders of the Fund to vote in accordance with the Guidelines on a particular issue and in such circumstances may deviate from the Guidelines. Any deviation from the Guidelines must be approved by a member of the Committee. Furthermore, any deviation of the Guidelines for a company which is included on the Proxy Watch List must be approved by a majority of the Committee’s members.

Similarly, for those proposals which are of a unique nature that they must be analyzed on a case-by-case basis, one member of the Committee must approve the voting decision. Where such a proposal is for a company included on the Proxy Watch List, the voting decision must be approved by a majority of the Committee’s members. In analyzing potential deviations from the Guidelines and proposals evaluated on a case-by-case basis, Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman’s investment professionals.

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Guidelines Summary. The Guidelines are briefly described as follows:

1. Seligman votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to stockholder meetings.

2. Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

3. Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

4. Seligman votes for stock option plans or to increase the number of shares under existing stock option plans provided that the overall dilution of all active stock option plans and stock purchase plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of stockholders, e.g., all such plans must specifically prohibit repricing.

5. Seligman generally votes with the recommendations of a company’s board of directors on other matters relating to executive compensation, unless considered excessive.

6. Seligman will withhold voting for the entire board of directors if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended stockholders vote for an anti-takeover device which Seligman votes against; or (d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

7. Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

8. Seligman will vote for proposals to effect stock splits.

9. Seligman will vote for proposals authorizing stock repurchase programs.

10. Seligman will vote against authorization to transact unidentified business at the meeting.

11. Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

12. Proposals to amend a company’s charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

13. Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

14. Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

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ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information pertaining to the portfolio managers of the registrant, as of March 9, 2006, is set forth below.

Richard M. Parower •Vice President: May 2003 to Date •Co-Portfolio Manager: September 2002 to Date
Managing Director, J. & W. Seligman & Co. Incorporated (“Seligman”); Vice President, Seligman Global Fund Series, Inc. and Portfolio Manager of its Seligman Global Technology Fund; Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Global Technology Portfolio; and Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc. Mr. Parower joined Seligman in 2000. Mr. Parower co-manages the registrant through his research and contributions to the investment decisions with respect to companies in the application software, information technology services and international sectors.

Reema D. Shah • Vice President: 2005 to Date • Co-Portfolio Manager: 2005 to Date
Managing Director, Seligman, and Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc. Ms. Shah joined Seligman in November 2000. Ms. Shah co-manages the registrant through her research and contributions to the investment decisions with respect to companies in the internet, entertainment software, software infrastructure, computer-aided design software, and education sectors.

Lauren Wu • Vice President: May 2005 to Date • Co-Portfolio Manager: April 2005 to Date
Senior Vice President, Investment Officer of Seligman; Chief Financial Officer, Venture Capital Investments of Seligman; and Co-Portfolio Manager of Seligman New Technologies Fund, Inc. Ms. Wu joined Seligman in April of 2001. Prior to then, Ms. Wu was as Associate at Wasserstein Ventures for a year where she performed deal sourcing, evaluation and due diligence for potential venture capital investments. Ms. Wu co-manages the registrant through her research and contributions to the investment decisions with respect to companies in the media and Chinese technology sectors, and private investments.

Paul H. Wick
Mr. Paul H. Wick, a Director and Managing Director of Seligman, is Head of Seligman’s Technology Group, Vice President of Seligman Communications and Information Fund and has been its Portfolio Manager since January 1990. Mr. Wick is also a Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Communications and Information Portfolio. Mr. Wick joined Seligman in August 1987 as an Associate, Investment Research, and became Vice President, Investment Officer in August 1991; he was named Managing Director in January 1995 and was elected a member of Seligman’s Board of Directors in November 1997. Mr. Wick provides assistance in respect of the registrant through his research and contributions to the investment decisions with respect to companies in the semiconductor and semiconductor equipment sectors.

Ajay Diwan
Mr. Ajay Diwan, a Managing Director of Seligman, joined Seligman in February 2001. Previously, Mr. Diwan was Vice President, Equity Research for Goldman Sachs from 1994 where he was responsible for the data networking, optical systems and wireless equipment sectors and lead managed the initial public offerings of several companies. Mr. Diwan provides assistance in respect of the registrant through his research and contributions to the investment decisions with respect to companies in the data networking, data storage, wireless equipment, wireline equipment and information technology services industries.

For purposes of this discussion, each of the above-named individuals is referred to herein as a “Portfolio Manager” and collectively as the “Portfolio Managers.” The following tables set forth certain additional information with respect to the Portfolio Managers of the registrant. The information is provided as of December 31, 2005.

Other Accounts Managed by Portfolio Managers. Table A below identifies, for each of the Portfolio Managers, the number of accounts managed (other than the registrant) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Table B identifies, for each of the Portfolio Managers, only those accounts that have an advisory fee based on performance of the account. For purposes of these tables, each series or portfolio of a registered investment company will be counted as a separate registered investment company.

Table A

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Richard M. Parower	5 Registered Investment Companies with approximately $3.9 billion in total assets under management.	9 Pooled Investment Vehicles with approximately $448 million in total assets under management.	3 Other Accounts with approximately $463,785 in total assets under management.
Reema D. Shah	5 Registered Investment Companies with approximately $3.9 billion in total assets under management.	9 Pooled Investment Vehicles with approximately $448 million in total assets under management.	4 Other Accounts with approximately $611,477 in total assets under management.
Lauren Wu	1 Registered Investment Company with approximately $30 million in total assets under management.	3 Pooled Investment Vehicles with approximately $39 million in total assets under management.	10 Other Accounts with $931,000 in total assets under management.
Paul H. Wick	5 Registered Investment Companies with approximately $3.9 billion in total assets under management.	6 Pooled Investment Vehicles with approximately $408 million in total assets under management.	3 Other Accounts with $2,232,405 in total assets under management.
Ajay Diwan	5 Registered Investment Companies with approximately $3.9 billion in total assets under management.	6 Pooled Investment Vehicles with approximately $408 million in total assets under management.	4 Other Accounts with $303,545 in total assets under management.

Table B

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Richard M. Parower	0 Registered Investment Companies.	6 Pooled Investment Vehicles with approximately $352 million in total assets under management.	0 Other Accounts.
Reema D. Shah	0 Registered Investment Companies.	6 Pooled Investment Vehicles with approximately $352 million in total assets under management.	0 Other Accounts.
Lauren Wu	0 Registered Investment Companies.	2 Pooled Investment Vehicles with approximately $32 million in total assets under management.	0 Other Accounts.
Paul H. Wick	0 Registered Investment Companies.	4 Pooled Investment Vehicles with approximately $320 million in total assets under management.	0 Other Accounts.
Ajay Diwan	0 Registered Investment Companies.	4 Pooled Investment Vehicles with approximately $320 million in total assets under management.	0 Other Accounts.

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Compensation/Material Conflicts of Interest.

Set forth below is an explanation of the structure of, and method(s) used to determine, Portfolio Manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between a Portfolio Manager’s management of the registrant’s investments and investments in other accounts.

Compensation:

For the year ended December 31, 2005, as compensation for their responsibilities, each of Messrs. Parower, Wick and Diwan and Ms. Shah received a base salary and discretionary bonus, as described in (A) and (B) below. As compensation for her responsibilities, Ms. Wu received a base salary and discretionary bonus, comprised entirely of that described in (B) below.

(A) A portion of the discretionary bonuses is allocated from a bonus pool which is based upon (i) the annual revenues generated from the Seligman funds and institutional accounts under management for the portfolio managers’ investment team (other than those attributable to funds that invest a substantial portion of their assets in securities of private companies) and the weighted-average pre-tax investment performance of such funds and accounts versus the investment results of a group of competitor funds over a rolling three-year period (ending November 30th), and (ii) a portion of the management and performance fees generated for the Seligman’s privately offered hedge funds.

(B) A portion of the discretionary bonuses is subjective and based on numerous qualitative and quantitative factors. The factors, which have no pre-determined weightings and may apply differently from person to person may include, among other things, a portfolio manager’s relative investment performance versus one or more competitive universes or benchmarks for periods other than noted above; Seligman’s overall profitability and profitability attributable to the assets under management for a portfolio manager’s investment team; and a portfolio manager’s support of marketing efforts.

The structure of the Portfolio Managers’ compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

Conflicts of Interest:

Actual or potential conflicts of interest may arise from the fact that Seligman, and the Portfolio Managers of the registrant have day-to-day management responsibilities with respect to accounts of clients of Seligman other than the registrant (“Other Accounts”). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more Portfolio Managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the registrant. This may create a potential conflict of interest for Seligman or its Portfolio Managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, Seligman could be viewed as having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more Other Accounts, the Portfolio Managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent that such sales reduce the cost to cover the short positions.

Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities.

Employees of Seligman, including Portfolio Managers, may engage in personal trading, subject to Seligman’s Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because Portfolio Managers of Seligman manage multiple client accounts, Portfolio Managers may devote unequal time and attention to the portfolio management of client accounts.

Securities Ownership. As of December 31, 2005, neither Mr. Parower, Wick or Diwan, nor Mses. Shah or Wu owned shares of the registrant.

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ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN NEW TECHNOLOGIES FUND II, INC.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: May 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: May 10, 2006

By:
/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date: May 10, 2006

SELIGMAN NEW TECHNOLOGIES FUND II, INC.

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EXHIBIT INDEX

(a)(1) Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.

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